                                                                   EXHIBIT 10.13

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.
--------------------------------------------------------------------------------


Warrant No. CS-5                                  Number of Shares: 8,269
Effective Date of Issuance: March 24, 1999             (subject to adjustment)


                              CHEMDEX CORPORATION

                             AMENDED AND RESTATED

                         COMMON STOCK PURCHASE WARRANT
                         -----------------------------

     Chemdex Corporation (the "Company"), for value received, hereby certifies
                               -------
that Galen Partners International III, L.P., or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, to
 -----------------
purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 5 below), up to Eight Thousand Two Hundred Sixty Nine (8,269) shares (as adjusted from time to time pursuant to the provisions of this Warrant) of Common Stock of the Company, at a purchase price of $2.60 per share. This Warrant is fully vested and non-forfeitable on the Effective Date of Issuance. The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the "Warrant Stock" and the "Purchase Price," respectively.
 -------------           --------------

     This Warrant No. CS-5 is issued in consideration of the cancellation of Warrant No. CS-2 which was previously issued by the Company to the Registered Holder in connection with a Consulting Agreement dated March 24, 1999 between the Company and Galen Associates (the "Consulting Agreement"). This Warrant No.
                                       --------------------
CS-5 amends, restates and supersedes Warrant No. CS-2 which the undersigned hereby agree is cancelled.

     1.   EXERCISE.
          --------

          (a) MANNER OF EXERCISE.  This Warrant may be exercised by the
              ------------------
Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit A duly executed by such Registered
                                 ---------
Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the Purchase Price payable in respect of the number of shares of Warrant Stock purchased upon such exercise. The Purchase Price may be paid by cash, check, wire transfer or by the surrender of promissory notes or other instruments representing indebtedness of the Company to the Registered Holder.

          (b) EFFECTIVE TIME OF EXERCISE.  Each exercise of this Warrant shall
              --------------------------
be deemed to have been effected immediately prior to the close of business on the day on which this

Warrant shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Stock represented by such certificates.

          (c)  DELIVERY TO HOLDER.  As soon as practicable after the exercise of
               ------------------
this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

               (i) a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled, and

               (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.

     2.   ADJUSTMENTS.
          -----------

          (a)  STOCK SPLITS AND DIVIDENDS.  If outstanding shares of the
               --------------------------
Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Stock purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

          (b)  RECLASSIFICATION, MERGER, ETC. In case of any reclassification or
               ------------------------------
change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant), or merger of the Company with and into another entity or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this
Section 2
shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation. This Warrant may be assumed by the successor corporation in any such merger.

          (c)  ADJUSTMENT CERTIFICATE.  When any adjustment is required to be
               ----------------------
made in the Warrant Stock or the Purchase Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth
(i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which this Warrant shall be exercisable after such adjustment.

     3.   TRANSFERS.
          ---------

          (a)  UNREGISTERED SECURITY.  Each holder of this Warrant acknowledges
               ---------------------
that this Warrant and the Warrant Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to
                                         --------------
sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Stock issued upon its exercise in the absence of (i) an effective registration statement under the Act as to this Warrant or such Warrant Stock and registration or qualification of this Warrant or such Warrant Stock under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Stock issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

          (b)  TRANSFERABILITY.  Subject to Section 14 below, this Warrant and
               ---------------
all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B
                                                                ---------
hereto) at the principal office of the Company.

          (c)  WARRANT REGISTER.   The Company will maintain a register
               ----------------
containing the names and addresses of the Registered Holders of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in
              --------  -------
blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

     4.   NO IMPAIRMENT.  The Company will not, by amendment of its charter or
          -------------
through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     5.   TERMINATION.  This Warrant (and the right to purchase securities upon
          -----------
exercise hereof) shall terminate upon the earliest to occur of the following (the "Expiration Date"): (a) the seventh anniversary of the date of this Warrant
      ---------------
or (c) two years after  the closing of a firm
commitment underwritten public offering pursuant to a registration statement under the Securities Act ("Triggering IPO").
                           --------------

     6.   NOTICES OF CERTAIN TRANSACTIONS.  In case:
          -------------------------------

          (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

          (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

          (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

          (d)  of a Triggering IPO,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

     7.   RESERVATION OF STOCK.  The Company will at all times reserve and keep
          --------------------
available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Warrant Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

     8.   EXCHANGE OF WARRANTS.  Upon the surrender by the Registered Holder of
          --------------------
any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 3 hereof, issue and deliver to or upon the order of such Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

     9.   REPLACEMENT OF WARRANTS.  Upon receipt of evidence reasonably
          -----------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

     10.  NOTICES.  Any notice required or permitted by this Warrant shall be in
          -------
writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight
(48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

     11.  NO RIGHTS AS STOCKHOLDER.  Until the exercise of this Warrant, the
          ------------------------
Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

     12.  NO FRACTIONAL SHARES.  No fractional shares of Common Stock will be
          --------------------
issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors.

     13.  REGISTERED HOLDER REPRESENTATIONS AND WARRANTIES.  The Registered
          ------------------------------------------------
Holder hereby represents and warrants to the Company the following:

          (a) The Registered Holder is acquiring this Warrant and the Warrant Stock upon exercise of this Warrant (collectively, the "Securities") for its own
                                                        ----------
account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act.

          (b) The Registered Holder understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of its investment intent as expressed herein. In this connection, the Registered Holder understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if
             ---
its representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities or for a period of one year or any other fixed period in the future.

          (c) The Registered Holder further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. Moreover, the Registered Holder understands that the Company is under no obligation to register the Securities. In addition, the Registered Holder understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

          (d) The Registered Holder is aware of the provisions of Rule 144, promulgated under the Securities Act, which in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: the availability of certain public information about the Company; the resale occurring not less than one year after the Securities were purchased and paid for; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three month period not exceeding the specified limitations stated therein.

         (e) The Registered Holder further understands that at the time the Registered Holder wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Registered Holder would be precluded from selling the Securities under Rule 144 even if the two-year minimum holding period had been satisfied.

         (f) The Registered Holder further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and their respective brokers who participate in such transactions do so at their own risk.

          (g) The Registered Holder agrees in connection with any registration of the Company's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, pledge (or otherwise encumber or hypothecate), grant any option for the purchase of, or otherwise dispose of any shares (other than those included in the registration) without the prior written consent of the Company and such underwriters, as the case may be, for such period of time as the Board of Directors establishes pursuant to its good faith negotiations with such managing underwriters.

    14.   STANDOFF AGREEMENT.  Registered Holder agrees in connection with the
          ------------------
Company's initial public offering of the Company's securities that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of this Warrant or any Warrant Stock (unless included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time as is agreed upon by holders of a majority of the outstanding capital stock of the Company not to exceed a period commencing upon the effective date of such registration and ending one hundred and eighty (180) days thereafter; provided, that the officers and directors of the Company who own stock of the Company and any stockholder holding more than five percent (5%) of the outstanding voting securities of the Company also agree to such restrictions.

     15.  AMENDMENT OR WAIVER.  Any term of this Warrant may be amended or
          -------------------
waived only by an instrument in writing signed by the party against which enforcement of the amendment or waiver is sought.

     16.  HEADINGS.  The headings in this Warrant are for purposes of reference
          --------
only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

     17.  GOVERNING LAW. This Warrant shall be governed, construed and
          -------------
interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

                           [Signature Page Follows]

     The parties have executed this Common Stock Purchase Warrant as of the date first written above.


                              CHEMDEX CORPORATION


                               /s/ David P. Perry
                              ----------------------------------------
                              David Perry, Chief Executive Officer

                              3950 Fabian Way
                              Palo Alto, CA 94303
                              Facsimile: (650) 813-0304


                              GALEN PARTNERS INTERNATIONAL III, L.P.


                              By:   /s/ Bruce F. Wesson
                                 -------------------------------------
                              Name:  Bruce F. Wesson
                                   -----------------------------------
                              Title: Senior Managing Member
                                    ----------------------------------

                              Rockefeller Center
                              610 Fifth Avenue
                              New York, NY
                              Facsimile: (212) 218-4999


                SIGNATURE PAGE TO COMMON STOCK PURCHASE WARRANT

                                   EXHIBIT A
                                   ---------

                                 PURCHASE FORM
                                 -------------

To:  Chemdex Corporation                           Dated:

     The undersigned, pursuant to the provisions set forth in the attached Warrant No. CS-5 hereby irrevocably elects to purchase _______ shares of the Common Stock covered by such Warrant and herewith makes payment of $_________, representing the full purchase price for such shares at the price per share provided for in such Warrant.

     The undersigned acknowledges that it has reviewed the representations and warranties contained in Section 13 of the Warrant, and by its signature below hereby makes such representations and warranties to the Company as of the date set forth above. Defined terms contained in such representations and warranties shall have the meanings assigned to them in the Warrant, provided that the term
                                                         --------
"Purchaser" shall refer to the undersigned and the term "Securities" shall refer to the Warrant Stock.

     The undersigned further acknowledges that it has reviewed the market standoff provisions set forth in Section 14 of the Warrant and agrees to be bound by such provisions.

                                    Signature:____________________________

                                    Name (print):_________________________

                                    Title (if applic.)____________________

                                    Company (if applic.):_________________

                                   EXHIBIT B
                                   ---------

                                ASSIGNMENT FORM
                                ---------------

     FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the number of shares of Common Stock covered thereby set forth below, to:

        NAME OF ASSIGNEE             ADDRESS/FAX NUMBER        NO. OF SHARES
        ----------------             ------------------        -------------



Dated:_________________                 Signature:_________________________

                                                  _________________________

                                        Witness:  _________________________